                                                                   Exhibit 10.28

                                    FROEDTERT
                           Memorial Lutheran Hospital



July 12, 1999

Craig K. Tagawa
Chief Executive Officer
GK Financing, LLC
Four Embarcadero Center
Suite 3620
San Francisco, CA  94111-4155

Dear Craig:

This letter serves to amend our May 28, 1999 Lease Agreement for a Gamma Knife Unit between GK Financing (GKF) and Froedtert Memorial Lutheran Hospital (FMLH). GKF and FMLH agree to change the delivery date identified in Section 4, from July 1, 1999 to October 15, 1999. All other provisions of the lease continue to apply, including the penalty provision for delivery more than 30 days after the amended delivery date.

Please confirm this amendment by signing the enclosed copy of this letter and returning it to me.

Very truly yours,

FROEDTERT MEMORIAL LUTHERAN HOSPITAL


/s/ Blaine J. O'Connell
------------------------
Blaine J. O'Connell
Sr. Vice President & CFO

GK FINANCING, LLC



/s/ Craig K. Tagawa
----------------------------------------
Craig K. Tagawa, Chief Executive Officer

cc:     Charles W. Runge



  9200 West Wisconsin Avenue P.O. Box 26099 Milwaukee, WI 53226-3596 Telephone:
                                  414-259-3000
       Staffed by physicians of the Medical College of Wisconsin. Member,
                             Horizon Healthcare Inc.